UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2018

ZIMMER BIOMET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

345 East Main Street

Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (574) 267-6131

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 3, 2018, the Board of Directors (the “Board”) of Zimmer Biomet Holdings, Inc. (the “Company”), upon the recommendation of the Corporate Governance Committee, increased the size of the Board from nine members to eleven members and appointed Maria Teresa (Tessa) Hilado and Syed Jafry to fill the resulting vacancies, each with a term to expire at the Company’s 2019 annual meeting of shareholders. Neither Ms. Hilado nor Mr. Jafry has been appointed to any committees of the Board at this time; however, the Company expects that Ms. Hilado will be appointed to the Audit Committee and the Corporate Governance Committee, and that Mr. Jafry will be appointed to the Compensation and Management Development Committee and the Quality, Regulatory and Technology Committee in the near future. There are no arrangements or understandings between Ms. Hilado or Mr. Jafry and any other persons pursuant to which either Ms. Hilado or Mr. Jafry was appointed a director of the Company, and neither Ms. Hilado nor Mr. Jafry has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As non-employee directors, Ms. Hilado and Mr. Jafry will participate in the non-employee director compensation arrangements described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2018. In addition, it is expected that each will execute the Company’s standard form of non-employee director indemnification agreement. The form of the indemnification agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 31, 2008 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

A copy of the Company’s press release announcing the appointment of Ms. Hilado and Mr. Jafry to the Board is attached hereto as Exhibit 99.1. The information contained in this Item 7.01 and Exhibit 99.1 hereto is being furnished and shall not be deemed to be “filed” with the Securities and Exchange Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Indemnification Agreement with Non-Employee Directors and Officers (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed July 31, 2008)

99.1	Press Release issued by Zimmer Biomet Holdings, Inc., dated August 3, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2018

ZIMMER BIOMET HOLDINGS, INC.

By:	/s/ Chad F. Phipps
Name:	Chad F. Phipps
Title:	Senior Vice President, General Counsel and Secretary